NAREIT REITWeek 2015

June 9 – 10, 2015



RELIABLE. ANSWERS.

DukeREALTY

Contents



Strategy for Increasing Shareholder Value

Continued improvement in asset quality

- Industrial – Grow the overall portfolio mainly through development and select strategic acquisitions. Maintain best in class quality in strategic distribution corridors.
- MOB – Continue to grow through development. Maintain best in class quality with top rated health systems.
- Office – Less than 10% by year-end. Continue to dispose of assets.

Grow earnings (FFO) and cash flow (AFFO)

- Maintain occupancy at historic peak levels
- Improved rent growth through rental rate increases and annual escalations
- Continued focus on minimization of capital expenditures
- Value creation through delivery of development projects and monetization of land



ASSET STRATEGY
OPERATIONS STRATEGY
CAPITAL STRATEGY

Continue to improve overall leverage profile

- Fund development with dispositions
- Balance debt maturities and reduce weighted average borrowing costs
- Reduce leverage to approximate BBB+ levels



$1.1 BILLION OFFICE DISPOSITION REVIEW

Transaction Summary

- $1.12 Billion Sales Price ($1.1 Billion for buildings at $160 per square foot and $17 million for land). Nominal cap rate approximately **7%**, economic cap rate approximately **5.25**% based on TTM capex.
  - Capture arbitrage between public and private valuations; Provides a clean exit of four office markets with no legacy assets to manage

- Consistent with our long term asset strategy of decreasing our investment in suburban office assets – office NOI reduced from 22% to 12% of total NOI after transaction
  - Redeploy proceeds into deleveraging and bulk industrial and medical office development in accordance with long-term strategy

- Dilutive effect on 2015 estimated to be $0.07 to $0.09 on Core FFO per share and $0.01 to $0.03 on AFFO per share. Effect included in guidance.

- Substantial improvement in credit profile expected by year end 2015:
  - Debt to gross assets in low 40% range
  - Fixed charge coverage near 3.0x
  - Debt to EBITDA near 6.0x
  - Able to maintain current quarterly dividend level

Suburban Office Portfolio Sale

Geographic Footprint



St. Louis (15)
Raleigh (23)
Nashville (14)
South Florida (9)

- 61[1] In-Service assets totaling 6.7 million square feet
- 91.9% leased
- 1 Under Construction asset totaling 192,000 square feet
- 57 acres of undeveloped land

(1) Building count by market on map in parenthesis.

Representative Asset Snapshots


520 Maryville
St. Louis, Missouri


3300 Pointe 70
St. Louis, Missouri


Riverport Tower
St. Louis, Missouri


100 Regency Forest
Raleigh, North Carolina


Perimeter III
Raleigh, North Carolina


5151 McCrimmon
Raleigh, North Carolina


Sawgrass Pointe I
South Florida


Creekside Crossing IV
Nashville, Tennessee


Aspen Grove Bus. Ctr. I
Nashville, Tennessee

Suburban Office Portfolio Sale Analysis

Total Square Feet	6.7 Million
Number of Properties	61
Average Building Size (Square Feet)	110,000
Average Tenant Size (Square Feet)	17,000
Average Age - Years	16
Average Lease Term - Years	4.4
Lease Up Occupancy at March 31, 2015	91.9%
First Quarter 2015 Annualized NOI	$74.3 million
Rolling Twelve Months NOI - March 31, 2015	$73.9 million
Rolling Twelve Months Capital Expenditures - March 31, 2015	$18.0 million
Sales Price Allocable to In-Service Properties (1)	$1.07 billion
Price per Square Foot	$160

Note: Information excludes one property currently under construction in Raleigh that will be sold upon construction completion in late 2015.

(1) Remainder of the total $1.12 billion sales price is allocable to the one property currently under construction and the 57 acres of undeveloped land.

Asset Disposition Proceeds Redeployment

		(in millions)	
Starwood Office Portfolio Sale Price	$	1,079.7	
MW Industrial Portfolio Sale Price		270.0	
Note Receivable from Buyer		(200.0)	**To be used for debt repayments in 2016**
Less closing costs and other		(14.0)	
Net Proceeds		**1,135.7**	
1031 Exchange Accounts (Restricted Cash)		(263.6)	**To be used for acquisitions/developments**
Debt Repayments:			
Bonds Tendered		(424.9)	
Premiums/Prepaid Interest		(79.3)	**$21M of amount would have been paid in 2015**
Secured Debt		(137.4)	
Line of Credit		(230.5)	
Use of Proceeds	**$**	**(1,135.7)**	

- LOC reduced from $453M at March 31, 2015 to $215M after these transactions, but also have $263.6M in escrow for development/acquisitions. LOC estimated to be zero by June 2015.

Remaining Office Portfolio

- Wholly-owned Cincinnati office portfolio comprises approximately 2 million square feet. 1.2 million square feet currently being marketed, with remaining assets expected to be marketed late 2015 / early 2016.
- Wholly-owned Indianapolis office portfolio comprises 3.0 million square feet. Expect to sell older assets in late 2015 and 2016. Company HQ based in Parkwood complex is top suburban product in the region and may remain a core investment.
- Other office assets that are predominantly part of joint ventures where we have a minority interest and our share of NOI comprises only 3% of overall company NOI.   A majority of debt matures by 2017 and expectations are the joint ventures will wind down over the next few years.
- Total suburban office exposure by year-end 2015 will approximate mid-to-high single digit percentage; exposure into 2016 expected to be insignificant at less than 5 percent.




ART
WAL-MART
walmart.com
53'

ASSET STRATEGY

Superior Asset Quality

- Highest quality portfolio of large, modern bulk industrial assets in key distribution markets
- Best in class MOB development platform and portfolio, with newest properties and highest hospital system credit
- Built-in annual rent escalations fueling same property growth


1009

ASSET STRATEGY
INDUSTRIAL PORTFOLIO

Industrial Strategy

- Leverage 40 years of industrial operating and development experience as primary driver of company growth
- Focus on larger, modern bulk distribution product which results in higher credit quality tenants with fewer overall tenants to manage
- Geographic strategy focused on major markets in key trucking, rail and shipping corridors
- Growing NOI stream with contractual rent escalations and increasing rental rates on rollover; capture improving market rent growth; low capex
- Leverage expertise in e-commerce and supply chain reconfiguration along with key long term relationships with national tenants
- Utilize land positions in existing markets to grow platform through higher yield development

Premier Quality Industrial Portfolio



Building Size Breakdown
<100K SF: 5%
6 Million Total SF
100K-500K SF: 53%
59 Million Total SF
>500K SF: 42%
46 Million Total SF



Average Tenant Size
(in square feet)
24K
100K
535K
<100K SF
100K-500K SF
>500K SF
I---------------Building Size-------------I



Occupancy
93%
95%
99%
<100K SF
100K-500K SF
>500K SF
I------------Building Size-----------I

Note: All figures represent in-service population at pro rata ownership share

Total Industrial Portfolio – Peer Comparison

U.S. Industrial Exposure
(in millions of square feet)



< 100K SF
100K-500K SF
> 500K SF
262
40
155
67
PLD
111
6
59
46
DRE
79
10
43
26
LPT
65
9
40
16
DCT
63
15
32
16
FR
48
3
36
9
STAG
34
18
15
1
EGP

Source: Total SF based on pro rata ownership percent of domestic, industrial-only facilities per Q1 2015 supplemental reports. Size stratification allocated per CoStar database.

Average Building Size
(000's square feet)



80
99
152
155
164
192
279
EGP
FR
DCT
LPT
PLD
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q1 2015 company supplementals. (LPT per CoStar May 2015). No adjustment for partial property ownership interests.

Average Building Age
(in years)



DRE 11
LPT 14
DCT 19
EGP 19
PLD 19
FR 23
STAG 28

Source: Per CoStar database based on wtd avg RBA basis, bulk and flex categories, May 2015. DRE per internal records. No adjustment for partial property ownership interests.

Industrial Geographic Concentration



Seattle
Northern California
Southern California
Phoenix
Minneapolis-St. Paul
Chicago
Indianapolis
St. Louis
Columbus
Cincinnati
Nashville
Dallas
Houston
Atlanta
Pennsylvania
New Jersey
Baltimore
Washington DC
Raleigh
Savannah
Central Florida
South Florida

Note: Does not account for DRE "Other" markets. Basis at owner share in investment $ dollars basis

2015 Q1 Concentration

< $100MM | $100MM – $150MM | $150MM – $200MM | $200MM – $300MM | $300MM – $450MM | > $450MM

- Increased the size of industrial portfolio by $2.55B since Q4 2009.
- Improved the quality and number of regions.
- Tier 1 market NOI:

Chicago	9.1%
Dallas	9.0
Atlanta	7.7
South Florida	7.2
Pennsylvania	3.8
So. Cal.	2.8
New Jersey	1.7
	41.3%

Big Box : Strong Rent Growth and E-Commerce Trends

Strong Market Rent Growth Momentum


Rent Index (11Q2=100)
116
114
112
110
108
106
104
102
100
98
11Q2
11Q4
12Q2
12Q4
13Q2
13Q4
14Q2
14Q4
15Q2
15Q4
Duke markets all sizes & CoStar Forecast
Duke markets Big Box
Duke markets Small Box

- Market rent growth continues to accelerate. Projections are 2.7% average annual growth through 2018
- Big box continues to outperform
- Duke Realty actual net effective rent growth for industrial near double-digit growth (+9% Q1 2015)

E-Commerce Sales Growth Very Strong


Annual Sales Growth
34%
24%
14%
4%
(6%)
02
03
04
05
06
07
08
09
10
11
12
13
14
15
E-commerce sales growth
Overall retail sales growth

Source: Per CoStar as of May 2015. E-commerce and retail sales figures are 4Q rolling avg, total retail ex-autos, gas and fuel; Duke Realty markets are 22 of CoStar54. Industrial rent index categories are "Logistics" properties only, 1990 or newer; Big Box 100K SF+; Small Box <100K SF

- E-commerce sales growth currently growing at a double digit rate over conventional retail
- E-commerce currently 9% of all retail sales, expected to trend towards 20% by 2020
- Duke Realty a leading national facility operator/developer to major users of modern bulk industrial space


800
CLINIC

ASSET STRATEGY
MEDICAL OFFICE PORTFOLIO

Medical Office Platform Enhances Risk-adjusted Returns

- Growth industry with recession resistant performance
- Best in class development team able to produce consistent development opportunities through economic cycles
- Substantially all on-campus and/or aligned with major hospital systems
- Long term leases averaging over 12 years
- Consistent NOI growth with typical leases including 2-3% annual net rent escalations and expense increase pass-throughs

Medical Office Portfolio

	In-Service	Under Development	Total
Properties	72	5	77
Investment $	$1.4 B	$109 M	$1.5 B
Square Feet	5.9 M	250K	6.1 M
Leased Occupancy	94%	100%	94%

As of 3/31/15



MOB Off-Campus 2%
MOB Aligned w/ Health System 22%
MOB On-Campus 76%

Investment by product type

Top Health System Relationships

High Quality, Growing Cash Flow and Strong Development Opportunities

Health System	Credit Rating (Moody's)	Rentable SF	% of Total Square Feet
Veterans Administration	Aaa	224,000	3.6%
Health & Hospital Corp Marion County	Aa1	274,000	4.5%
Ascension Health	Aa2	446,000	6.2%
Adventist Health	Aa2	213,000	3.5%
Baylor Scott & White	Aa3	1,098,000	17.9%
Carolinas Health	Aa3	190,000	3.1%
Catholic Health Initiatives	A2	322,000	5.2%

Overall 52% of space leased to "A" or better rated tenants

Lease Expirations

(% of MOB In-Service square feet)



1%
3%
3%
7%
5%
7%
4%
2015
2016
2017
2018
2019
2020
2021

As of 3/31/15; no adjustment for partial property ownership interests.

Best in Class Medical Office Platform

Peer Comparison

	DRE	HCN	HCP	HR	HTA	VTR
Portfolio Size						
Number of Properties	77	243	215	198	301	375
Square Feet (in MM's)	6.1	16.1	15.2	14.3	15.0	20.8
Total Investment (in $MM's)	$1,522	$4,444	$3,031	$3,270	$3,409	$5,025
Operating Statistics						
Average Age (1)	6 yrs	12 yrs	21 yrs	--	11 yrs	16 yrs
Square Feet / Property	80k SF	66k SF	71k SF	72k SF	50k SF	55k SF
Est'd Annualized NOI $ / SF	$18.7	$19.2	$15.8	$17.3	$18.1	$17.8
In-Service Occupancy	94.2%	94.6%	90.2%	86.6%	91.7%	91.0%
Same Prop NOI Growth	6.1%	2.8%	0.5%	6.3%	3.0%	2.2%
% of MOB's On-Campus / Aligned (2)	97.6%	95.7%	94.3%	90.3%	96.0%	96.0%

Sources: Company supplemental reports as of Q1 2015. Same-property NOI on a TTM basis.

Notes

1) Average age per disclosure or weighted on average investment basis per latest 10K filing
2) On-Campus / Aligned refers to a property that is 1) located on or adjacent to a healthcare system, 2) off-campus and leased 50% or more to a healthcare system, or 3) an ASC / specialty hospital with a hospital partnership interest.

Very Strong Pricing for Top Quality Assets



9.0%
8.0%
7.0%
6.0%
5.0%
CAP RATE
Red Rocks Medical Center
Golden, CO
$52,000,000
Sold October 2014
MidWest Ortho Medical Building
Chicago, IL
$63,200,000
Sold January 2015
Renewal Medical Center
Lone Tree, CO
$7,900,000
Sold February 2015
Gateway Medical Center
Clarksville, TN
$19,460,000
Sold October 2014
LOWER
PERCEIVED RISK
HIGHER

Class "A" On-Campus MOB 5.00% - 5.50%

Class "A" Off-Campus MOB 5.50% - 6.00%

Duke Realty's Focus

Class "B" On-Campus MOB 6.00% - 6.50%

Class "B" Off-Campus MOB 6.50% - 7.50%



ASSET STRATEGY
DEVELOPMENT CAPABILITIES

Development Strategic Advantages

- Over 40 years of experience in development
- Land held for development is located in strategic locations that can support approximately 37 million square feet of development
- Strategic relationships with national customers, with 81% of development starts since 2009 repeat business
- Fully staffed internal team involved in all aspects of development, including pre-construction and construction to deliver lowest cost projects
- Risk management policies in place to govern development pipeline size and speculative exposure

10 Year Track Record	Project Count	Investment ($ millions)	Yield[1]	Estimated Value Creation at Market Cap Rates[2]	Estimated Profit Margin
2005 – Q1 2015	254	$4,938	8.1%	$891 million	18%
Mar 31 Pipeline	19	406	7.1%	$75 million	19%
Total	273	$5,344	8.0%	$966 million	18%

(1) Based on final stabilized initial cash yield; (2) Value creation uses market cap rates at delivery date, sources include CBRE and internal records

Scalable Development Platform - Proven through Cycles


Development Starts
(in $ millions)
Office
Medical
Industrial
$236M Total
220
16
$130M Total
56
74
$202M Total
63
120
19
$519M Total
23
194
302
$665M Total
114
179
372
$563M Total
77
112
374
$80 M Total
80
2009
2010
2011
2012
2013
2014
2015 YTD Mar 31

- Medical office development was significant even during recession
- Development starts since beginning of 2013 expected to generate approximately $233 million of value creation with a 21% profit margin

Successful Execution of Speculative Developments

Post-Recession Speculative Development Projects Now In-Service

Product Type	# of Projects	Value ($MM)	Occupancy at start date	March 31, 2015 Occupancy
Industrial	8	$180	10%	86% (1)
Office	1	26	0%	100%
MOB	10	140	52%	88%
Totals	**19**	**$346**	**17%**	**87%**(1)

Highly successful lease-up execution of post-2009 speculative / partially leased developments placed in service by March 31, 2015

(1) Excluding speculative space placed in service in Q4 2014 and Q1 2015, industrial current occupancy is 100% and total occupancy is 97%.

Strong Relative Development Pipeline to Drive Value



Total US Pipeline Size
(in $ millions)
$1,015
$611
$406
$269
$107
$61
PLD
LPT
DRE
DCT
FR
EGP



Pre-lease %
52%
50%
55%
7%
37%
15%
PLD
LPT
DRE
DCT
FR
EGP

Note: Pipeline size and pre-lease % only include domestic projects under development and exclude pre-stabilized in-service developments, at owner share; however, pre-lease % for PLD includes pre-stabilized developments already placed in-service due to no break-out in supplemental. Source: Q1 2015 company supplementals

Industrial Development Pipeline


Minneapolis
• Build to suit on Duke Realty land
• 150,000 SF
• 100% pre-leased for term of 7 years
Chicago
• Speculative project on Duke Realty land in I55 submarket
• 324,000 SF
Chicago
• Three build to suits
• 757,000 SF, 499,000 SF & 243,000 SF
• 100% pre-leased for terms of 12, 10 & 12 years respectively
New Jersey
• Speculative development near Newark airport
• 144,000 SF
• 100% leased
Southern California
• Speculative development in the Inland Empire
• 783,000 SF
Indianapolis
• Speculative project on JV owned land in Airport submarket
• 936,000 SF
Indianapolis
• Build to suit on JV owned land in Airport submarket
• 451,000 SF
• 100% pre-leased for 13 year term
Washington DC
• Speculative development on Duke Realty land
• 94,000 SF
• 57% pre-leased for 7+ year lease term
Dallas
• Build to suit on JV owned land near DFW
• 93,000 SF
• 100% pre-leased for 12 year lease term
Houston
• Speculative development on Duke Realty land adjacent to Bush Intercontinental airport
• 206,000 SF
• 47% pre-leased for 7+ year lease term
South Florida
• Two speculative developments on Duke Realty land in Broward County
• 180,000 SF in total

Healthcare Development Pipeline



St. Vincent's Women's MOB
- Carmel, IN
- 86,000 SF
- 87% pre-leased

Centerre
- Cleveland, OH
- 55,000 SF
- 100% pre-leased

Emerus SCL Health
- Denver, CO
- Two 37K SF MOBs
- 100% pre-leased

Bethesda
- Cincinnati, OH
- 54,000 SF
- 100% pre-leased

Tri Health
- Cincinnati, OH
- 69,000 SF
- 100% pre-leased



OPERATING STRATEGY

Operational Success and Future Growth Opportunities

- Completed asset repositioning into higher quality, higher rental rate growth assets with minimal FFO per share dilution and strong annual growth in AFFO per share (**6% CAGR**) (2010-2014)
- Proven same property NOI outperformance, well positioned for continuing same property growth through (a) occupancy upside, (b) embedded rent escalations, and (c) improving rental rate growth (8.4% 1Q 2015 growth on renewals)
- Ability to push industrial rents because of occupancy and asset quality
- 2015 AFFO payout ratio range 65% to 71%, and current AFFO multiple of approximately 21x at the low end of sector and well positioned for continued growth

Same Property Growth vs Peers

DRE Same Property Growth Best in Sector since Recession and Lowest Volatility


7%
5%
3%
1%
DRE Total
DRE - Industrial only
Industrial Peer Average
0.9%
2.3%
-4.8%
3.2%
1.9%
0.9%
2.5%
3.1%
3.2%
3.7%
3.6%
2.5%
4.4%
4.3%
3.0%
6.8%
7.1%
5.5%
2010
2011
2012
2013
2014
1Q15

Source: Company supplementals and Green Street advisors. Annual data is TTM, quarterly is T3M: Peers include PLD, DCT, FR, EGP and LPT, straight average basis.

Stabilized Portfolio Occupancy vs Peers

DRE Stabilized Occupancy outperformed peers



97%
95%
93%
91%
89%
DRE Total
DRE - Indus & MOB (wtd)
Industrial Peer Average
90.3%
91.9%
94.4%
95.2%
96.3%
96.7%
89.3%
91.2%
92.6%
94.0%
95.2%
94.9%
2010
2011
2012
2013
2014
1Q15

Source: Company supplementals and Green Street advisors. Peers include PLD, DCT, FR, EGP and LPT, straight average basis.

6% CAGR in Cash Flow (AFFO)

Minor FFO dilution from repositioning and de-leveraging more than offset by growth in cash flow


$1.15
$0.76
$1.15
$0.78
$1.02
$0.82
$1.10
$0.90
$1.18
$0.96
$1.16
$1.00
2010
2011
2012
2013
2014
Forecasted '15
FFO/Share
AFFO/Share

Improving Operating Performance

Strong Cash Flow Growth and Payout Ratio



AFFO per share
1.02
0.88
0.74
90%
79%
68%
Payout Ratio
89%
87%
82%
76%
71%
68%
$0.76
$0.78
$0.82
$0.90
$0.96
$1.00
2010
2011
2012
2013
2014
2015E
AFFO/Share
AFFO Payout Ratio

Steady Same Property NOI Growth



+3.2%
+2.5%
+3.7%
+4.4%
+5.4%
2011
2012
2013
2014
2015 Q1

Note: On a TTM Basis

Peer AFFO Payout Ratio Analysis



Average: 81%
68%
55%
78%
82%
85%
92%
96%
DRE
FR
EGP
DCT
PLD
STAG
LPT

Source: Average of SNL & FactSet 2015 consensus. DRE at guidance mid-point

Accelerating Rent Growth

(Represents growth in annual net effective rent on renewal leases)



Portfolio
Industrial Only
-0.9%
-3.4%
1.5%
1.8%
3.1%
4.3%
8.8%
9.7%
8.4%
8.8%
2011
2012
2013
2014
2015 Q1


amazon

CAPITAL STRATEGY

Balance Sheet Quality

- Continue to delever through assets sales to fund highly pre-leased development pipeline
- Improved portfolio quality generating cash flow growth and improved coverage metrics
- Well balanced annual debt maturities
- Significant liquidity with $1.2 billion LOC with little to no borrowings and low near-term maturities
- Rated Baa2 by Moody's and BBB by S&P
- Metrics by year-end 2015 expected to approximate BBB+ levels

Key Capital Metrics

	2013 Actual	2014 Actual	Q1 2015 Proforma	Q4 2015 Forecast
Debt to Gross Assets	46%	47%	43%	**Near 40%**
Fixed Charge Coverage Ratio	2.1:1[1]	2.4:1	2.7:1	**3.0x**
Debt /EBITDA	7.7[1]	6.9[2]	6.2	**Near 6.0**

- Investment grade rated debt (Baa2/BBB) for over 16 years with proven access to multiple capital sources
- Commitment to improved leverage profile

Balanced Debt Maturities

($ in millions)



Only 26% of debt matures through 2017
$23
$538
$451
$ 324
$ 874
$1,633
2015
2016
2017
2018
2019
Thereafter
Weighted Avg Interest Rate
6.22%
6.10%
5.81%
5.75%
4.35%
4.37%
JV Debt
Secured Debt
Unsecured Debt

* Balances above include impact of recent $425M unsecured debt tender offer, $238M LOC pay down and $137M secured debt payoff associated with the recent office and industrial portfolio sales.

Solid Credit Ratings Relative to Peers

	High BBB	Mid BBB	Low BBB
PLD	Moody's, S&P		
LPT	Moody's	S&P	
DRE		**Moody's, S&P**	
EGP		Moody's, Fitch	
DCT		Moody's	S&P
FR			Moody's, S&P
STAG		Fitch	

WHY DUKE REALTY

Valuation Statistics – Undervalued on Relative Basis

Price / 2015E FFO



Industrial Average: 16.3x
16.5x
18.7x
16.7x
16.1x
15.3x
14.5x
DRE
PLD
DCT
FR
EGP
STAG

Price / 2015E AFFO



Industrial Average: 20.5x
19.0x
23.9x
23.9x
21.0x
19.0x
14.6x
DRE
PLD
DCT
FR
EGP
STAG

Total Market Cap ($ in billions)



Average: $9.0
Median: $3.6
$34.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.3
$31.8
$4.5
$3.6
$2.8
$2.4
DRE
PLD
DCT
FR
EGP
STAG

Implied Cap Rate (1)



Industrial Average: 6.3%
6.8%
5.7%
5.8%
6.6%
6.3%
7.5%
DRE
PLD
DCT
FR
EGP
STAG

Source: SNL Financial, 6/3/15; **KEY:** Industrial: DCT=DCT Industrial Trust; EGP=Eastgroup; FR=First Industrial; PLD=Prologis; STAG= STAG Industrial.
(1) Based on (a) quarterly annualized NOI divided by (b) total market cap (stock market equity value + liabilities) less non-earnings assets, per Stifel (6/4/2015) and for STAG only per UBS (6/4/2015). DRE implied cap for industrial only, utilizing estimated DRE value of MOB and suburban office. DRE all property implied cap rate 6.7%

2015 Range of Estimates

Metrics	2014 Actual	2015 YTD	Range of Estimates		Key Assumptions
			Pessimistic	Optimistic	
Core FFO per share	$1.18	$0.31	$1.13	$1.19	- Low end raised $0.01; high end lowered $0.01 - Better than expected Q1 new and renewal leasing activity - Accretive development projects placed in-service - Near term dilution from suburban office portfolio sale
Core AFFO per Share	$0.96	$0.28	$0.98	$1.04	- Low end raised $0.02 - Continued benefits from asset repositioning strategy - Minimal near term dilution from suburban office portfolio sale
Average Occupancy (in-service)	94.8%	95.9%	95.0%	96.0%	- Increased 0.50% on both low and high end - Remaining expirations 5% of portfolio; positive market fundamentals
Same Property NOI Growth	4.4%	5.4%	3.0%	5.0%	- Raised from original 2 to 4% range - Better than expected Q1 new and renewal leasing activity - Continued strong rental rate growth assumptions
Building Acquisitions (Duke share)	$131	$0	$75	$150	- Aggressive pricing for high quality industrial facilities limiting opportunities
Building Dispositions (Duke share)	$736	$126	$1,500	$1,800	- $1.5 billion closed through April 29, 2015, including $1.1 billion office sale that closed April 1, 2015 - Continue to downsize remaining office
Land Sale Proceeds - gross	$37	$35	$50	$80	- Selling identified non-strategic parcels - Solid demand
Development Starts (JV's at 100%)	$563	$80	$400	$500	- Comprised of industrial and medical office build-to-suits - Monitor markets for speculative industrial opportunities
Service Operations Income	$24	$6	$15	$20	- Lower volume due to focus on owned development
General & Administrative Expense	$49	$17	$50	$45	- Stable overhead levels

Note: These estimates incorporate the effects of the suburban office portfolio sale that was closed on April 1, 2015

Why Duke Realty?

- ✓ Talent and Leadership with Proven Ability to Execute
- ✓ Superior Asset Quality
- ✓ Strategically Located Land Bank and Experienced Development Capabilities
- ✓ Proven Operational Success and Future Growth Opportunities
- ✓ Balance Sheet Strength
- ✓ Relative Value vs. Peers
- ✓ Top Tier Corporate Governance*

**ISS Quickscore launched in 2013 based on four "pillars" - Board Structure, Shareholder Rights, Compensation and Audit, which roll up scores from over 50 variables. For 2013, 2014 & 2015, DRE score ranked in top 10% of the Russell 3000 (excluding S&P 500 firms). For REIT sector, a leading research firm ranked DRE's composite corporate governance score in the 87th percentile on average 2010 -2014.*

Forward-Looking Statement

This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in our most recent quarter supplemental report, which is available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.